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                                                                 EXECUTION COPY


                          AMENDMENT NO. 1 TO THE FIFTH
                       AMENDED AND RESTATED LOAN AGREEMENT


                  THIS AMENDMENT NO. 1 TO THE FIFTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of December 20, 1999 (this "Amendment"), by and among G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), the Lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"), and FLEET BANK, N.A., a national banking association as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:

                  WHEREAS:

                  A. The Borrower, the Lenders and the Agent are parties to the Fifth Amended and Restated Loan Agreement, dated as of May 31, 1999, as further amended hereby (as it may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

                  B. The Parent wishes to use up to $1,000,000 to purchase shares of its own common stock.

                  C. The parties hereto wish to amend the Loan Agreement as hereinafter provided; and

                  D. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENT TO LOAN AGREEMENT.

                  1.1 This Amendment shall be deemed to be an amendment to the Fifth Amended and Restated Loan Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

                  1.2 "Section 7.5 Redemptions; Distributions" is amended by inserting the following in paragraph "(a)" after the word "purpose" and before ";":

                           "provided, however, the Parent, from the date hereof up to and including September 30, 2000, may repurchase the shares of its common stock, with an aggregate purchase price for such shares not to exceed $1,000,000."


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                  SECTION 2. REPRESENTATIONS AND WARRANTIES.

                  The Borrower hereby represents and warrants to the Agent and the Lenders that:

                  2.1 After giving effect to the amendment of the Loan Agreement pursuant to this Amendment: (i) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof and (ii) there exists no Default or Event of Default under the Loan Agreement after giving effect to this Amendment.

                  2.2 The Borrower has full corporate power and authority to execute and deliver this Amendment and to perform the obligations on its part to be performed thereunder and under the Loan Agreement as amended hereby.

                  SECTION 3. CONDITIONS PRECEDENT TO AMENDMENTS.

                  The effectiveness of the amendments contained in Section 1 of this Amendment, are each and all subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                  3.1 The Borrower shall have duly executed and delivered this Amendment.

                  3.2 Each of the conditions precedent set forth in Section 4.1 and Section 4.2 of the Loan Agreement shall have been satisfied or waived in accordance with the terms of the Loan Agreement.

                  3.3 The representations and warranties set forth in Section 2 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

                  3.4 The Agent shall have received such approvals, opinions or documents as any Lender through the Agent may reasonably request, the Borrower and the Guarantors shall have taken all such other actions as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent.

                  SECTION 4. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT AND
                             OTHER LOAN DOCUMENTS.

                  4.1 Except as specifically amended in Section 1 above, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  4.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Loan Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Section 1 above, or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each


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     reference in the Loan Agreement to "this Agreement", "hereunder", "hereof",
     "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                  SECTION 5. MISCELLANEOUS

                  5.1 This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  5.2 The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all reasonable attorneys' fees).

                  5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed on the date first above written.

                                          G-III LEATHER FASHIONS, INC.


                                          By:    /s/ Wayne Miller
                                               --------------------------
                                          Name:  Wayne Miller
                                               --------------------------
                                          Title: CFO
                                               --------------------------

                                          FLEET BANK, N.A., AS LENDER


                                          By:    /s/ Juan Zaino
                                               --------------------------
                                          Name:  Juan Zaino
                                               --------------------------
                                          Title: Assistant Vice President
                                               --------------------------

                                          THE CHASE MANHATTAN BANK,
                                          AS LENDER


                                          By:    /s/ John Mulvey
                                               --------------------------
                                          Name:  John Mulvey
                                               --------------------------
                                          Title: Vice President
                                               --------------------------

                                          THE CIT GROUP/COMMERCIAL
                                          SERVICES, NC., AS LENDER


                                          By:    /s/ Lisa Murakami
                                               --------------------------
                                          Name:  Lisa Murakami
                                               --------------------------
                                          Title: Vice President
                                               --------------------------


                                          FLEET BANK, N. A., AS AGENT


                                          By:    /s/ Juan Zaino
                                               --------------------------
                                          Name:  Juan Zaino
                                                --------------------------
                                         Title: Assistant Vice President
                                                --------------------------


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